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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Autocam Corporation (the "Company") for the annual period ended December 31, 2005, as delivered on the date hereof (the "Report"), I, Warren A. Veltman, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 30, 2006                    /s/ Warren A. Veltman
                                        ----------------------------------------
                                        Warren A. Veltman
                                        Principal Financial Officer and
                                        Principal Accounting Officer